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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K

                          ----------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 14, 2002
                                -----------------
                Date of Report (Date of earliest event reported)


                             PHONE1GLOBALWIDE, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                  0-23199                           65-0669842
              --------                                  -------                           ----------
  (State or other jurisdiction of incor-                (Commission                    (I.R.S. Employer Identi-
         poration or organization)                      File Number)                     fication Number)

                        100 N. Biscayne Blvd., Suite 2500
                              Miami, Florida 33132
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (305) 371-3300
                                 --------------
              (Registrant's Telephone number, including area code)


                  --------------------------------------------
          (Former name or former address, if changed since last report)


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


Item 9. Regulation FD Disclosure.

On November 14, 2002, the Registrant filed its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Form 10-QSB") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certifications of the Chief Executive Officer, Dario Echeverry, and the Chief Financial Officer, Syed Naqvi, of the Registrant accompanied the Form 10-QSB.

The certifications submitted by Mr. Echeverry and Mr. Naqvi are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information contained in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2002




                                       Phone1Globalwide, Inc.



                                       By: /s/ Dario Echeverry
                                           -----------------------------
                                               Dario Echeverry
                                               Chief Executive Officer

                                       By: /s/ Syed Naqvi
                                           ----------------------------
                                               Syed Naqvi
                                               Chief Financial Officer

Exhibit Index


Exhibit Number
--------------

99.1 Certification by Chief Executive Officer of the Registrant Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification by Chief Financial Officer of the Registrant Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002